UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of report (Date of earliest event reported)     April 27, 2005
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                           ASTRATA GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


              000-32475                                    84-1408762
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       (Commission File Number)                (IRS Employer Identification No.)


1801 Century Park East, Suite 1830, Los Angeles, California           90067-2320
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                  (Address of Principal Executive Offices)            (Zip Code)


                                 (310) 282-8646
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, If Changed Since Last Report)


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                            SECTION 8 -- OTHER EVENTS

Item 8.01  Other Events

      On April 27, 2005, the registrant announced that it had closed a private placement in which it raised in excess of $3 million in gross proceeds from institutional investors. The Company intends to use the net proceeds for general corporate purposes, repayment of certain short-term debt, and working capital. The private placement was made by the Company with Rodman & Renshaw, LLC and Westminster Securities Corporation acting as the co-placement agents.

      A copy of Astrata's press release is attached hereto as Exhibit 99.1.


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

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 27, 2005                      ASTRATA GROUP INCORPORATED


                                            By: /s/ Anthony Harrison
                                                --------------------------------
                                                Anthony Harrison
                                                Chief Executive Officer


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